UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                        March 4, 2005 (February 7, 2005)

                                 GeneThera, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

          Florida                      000-27237              66-0622463
-----------------------------         ------------        -------------------
(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                File Number)        Identification No.)


 3930 Youngfield Street, Wheat Ridge, CO                            80033
 ---------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code )


       Registrant's telephone number, including area code: (303) 463-6371

                                       N/A
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations Item 1.01 Entry into a Material Definitive Agreement.

         On March 1, 2005, GeneThera, Inc. (the "Company") into a consulting agreement with 0711005 B.C. Ltd (the "Marketing Consultant") pursuant to which the Marketing Consultant agreed to provide the Company with certain marketing and public relations services in exchange for the issuance of 1,375,000 shares of our common stock. These shares had a market value of approximately $1,430,000 on the date of issuance, which our board determined to be a reasonable amount for the marketing and public relations services to be provided by the Marketing Consultant.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

         On March 1, 2005, the Company issued 1,375,000 shares of its common stock to the Marketing Consultant pursuant to the terms of a consulting agreement. These shares had a market value of approximately $1,430,000 on the date of issuance, which our board determined to be a reasonable amount for the marketing and public relations services to be provided by the Marketing Consultant.

         The Marketing Consulted represented in the consulting agreement that it is an accredited investor, as such term is defined in accordance with the Securities Act of 1933, as amended. The shares of common stock issued to the Marketing Consultant have not been registered under the Securities Act of 1933, or any state securities laws. The Company relied on the exemption from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. However, the Company has agreed to register for the resale of the shares of common stock on its next registration statement filed after the issuance of such shares.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On February 7th, 2005, the Company appointed Thomas M. Muenzberg as it Chief Operating Officer. Prior to joining the Company, Mr. Muenzberg served in Small Business Commercial Lending Services for Key Bank, N.A. from April 2003 until February 2005. Mr. Muenzberg provided Private Client Group Consulting at TM Financial Group, LLC from July 2001 to April 2003. He also worked at Charles Schwab & Co., Inc. from March 2000 to July 2001. A copy of the press release regarding the appointment of Mr. Muenzberg is attached hereto as Exhibit 99.1

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits.

  Exhibit   Description of Document
----------  -----------------------
      10.1  Letter Agreement, dated March 1, 2005, between 0711005 B.C. Ltd and
            GeneThera, Inc.*

      99.1 Press Release, dated March 4, 2005, entitled "Genethera Names New Chief Operating Officer."

  * Incorporated by reference to GeneThera's Registration Statement on Form SB-2 as filed with the Commission on March 4, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    GENETHERA, INC.
Date: March 4, 2005
                                                    By: /s/ Steven M. Grubner
                                                            Steven M. Grubner
                                                      Chief Financial Officer

                                  EXHIBIT INDEX

  Exhibit   Description of Document
----------  -----------------------
      10.1  Letter Agreement, dated March 1, 2005, between 0711005 B.C. Ltd and
            GeneThera, Inc.*

      99.1 Press Release, dated March 4, 2005, entitled "Genethera Names New Chief Operating Officer."

  * Incorporated by reference to GeneThera's Registration Statement on Form SB-2 as filed with the Commission on March 4, 2005.